Exhibit 31.2

AMERICAN REBEL HOLDINGS, INC.

CERTIFICATION PURSUANT TO RULE 13a-14 OR 15d-14 OF THE SECURITIES

EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Doug Grau, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of American Rebel Holdings, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 30, 2025	/s/ Doug Grau
Doug Grau
President and Interim Principal Accounting Officer